SUB-
ITEM
77Q:
EXHI
BITS

ARTICL
ES
SUPPLE
MENTA
RY
OF
FEDER
ATED
EQUITY
INCOM
E
FUND,
INC.

FEDER
ATED
EQUITY
INCOM
E
FUND,
INC., a
Marylan
d
corporati
on
having
its
principal
office in
the State
of
Marylan
d in
Baltimor
e,
Marylan
d
(hereinaf
ter called
the
?Corpora
tion?),
hereby
certifies
to the
State
Departm
ent of
Assessm
ents and
Taxation
of
Marylan
d that:

F
I
R
S
T
:
T
h
e
C
o
r
p
o
r
a
t
i
o
n

i
s
a
u
t
h
o
r
i
z
e
d

t
o

i
s
s
u
e
t
w
o

b
i
l
l
i
o
n

(
2
,
0
0
0
,
0
0
0
,
0
0
0
)
s
h
a
r
e
s
o
f
c
o
m
m
o
n

s
t
o
c
k
,
a
l
l
o
f
w
h
i
c
h

h
a
v
e
a
p
a
r
v
a
l
u
e
o
f
o
n
e
t
e
n
t
h

o
f
o
n
e
c
e
n
t
(
$
0
..
0
0
1
)
p
e
r
s
h
a
r
e
,
w
i
t
h

a
n

a
g
g
r
e
g
a
t
e
p
a
r
v
a
l
u
e
o
f
$
2
,
0
0
0
,
0
0
0
..
T
h
e
s
e
A
r
t
i
c
l
e
s
S
u
p
p
l
e
m
e
n
t
a
r
y

d
o

n
o
t
i
n
c
r
e
a
s
e
t
h
e
t
o
t
a
l
a
u
t
h
o
r
i
z
e
d

c
a
p
i
t
a
l
s
t
o
c
k

o
f
t
h
e
C
o
r
p
o
r
a
t
i
o
n

o
r
t
h
e
a
g
g
r
e
g
a
t
e
p
a
r
v
a
l
u
e
t
h
e
r
e
o
f
..

S
E
C
O
N
D
:
T
h
e
B
o
a
r
d

o
f
D
i
r
e
c
t
o
r
s
o
f
t
h
e
C
o
r
p
o
r
a
t
i
o
n

h
e
r
e
b
y

r
e
c
l
a
s
s
i
f
i
e
s
1
0
0
,
0
0
0
,
0
0
0

s
h
a
r
e
s
o
f
t
h
e
a
u
t
h
o
r
i
z
e
d

a
n
d

u
n
i
s
s
u
e
d

s
h
a
r
e
s
o
f
e
a
c
h

o
f
F
e
d
e
r
a
t
e
d

E
q
u
i
t
y

I
n
c
o
m
e
F
u
n
d
,
I
n
c
..
C
l
a
s
s
A

S
h
a
r
e
s
,
C
l
a
s
s
B

S
h
a
r
e
s
,
C
l
a
s
s
C

S
h
a
r
e
s
a
n
d

C
l
a
s
s
F

S
h
a
r
e
s
(
a
t
o
t
a
l
o
f
4
0
0
,
0
0
0
,
0
0
0

s
h
a
r
e
s
)
,
i
n
t
o

F
e
d
e
r
a
t
e
d

E
q
u
i
t
y

I
n
c
o
m
e
F
u
n
d
,
I
n
c
..
I
n
s
t
i
t
u
t
i
o
n
a
l
S
h
a
r
e
s
..

T
H
I
R
D
:
I
m
m
e
d
i
a
t
e
l
y

b
e
f
o
r
e
t
h
e
r
e
c
l
a
s
s
i
f
i
c
a
t
i
o
n

o
f
s
h
a
r
e
s
a
s
s
e
t
f
o
r
t
h

i
n

A
r
t
i
c
l
e
S
E
C
O
N
D

h
e
r
e
t
o
,
t
h
e
C
o
r
p
o
r
a
t
i
o
n

w
a
s
a
u
t
h
o
r
i
z
e
d

t
o

i
s
s
u
e
t
w
o

b
i
l
l
i
o
n

(
2
,
0
0
0
,
0
0
0
,
0
0
0
)
s
h
a
r
e
s
o
f
c
o
m
m
o
n

s
t
o
c
k
,
a
l
l
o
f
w
h
i
c
h

h
a
v
e
a
p
a
r
v
a
l
u
e
o
f
o
n
e
t
e
n
t
h

o
f
o
n
e
c
e
n
t
(
$
0
..
0
0
1
)
p
e
r
s
h
a
r
e
,
w
i
t
h

a
n

a
g
g
r
e
g
a
t
e
p
a
r
v
a
l
u
e
o
f
$
2
,
0
0
0
,
0
0
0

w
h
i
c
h

w
e
r
e
c
l
a
s
s
i
f
i
e
d

a
s
f
o
l
l
o
w
s
:


CLASSES
SHARES
Federated Equity Income Fund, Inc. Class A Shares
   500,000,000
Federated Equity Income Fund, Inc. Class B Shares
   500,000,000
Federated Equity Income Fund, Inc. Class C Shares

   500,000,000
Federated Equity Income Fund, Inc. Class F Shares
   500,000,000

Aggregate Authorized Shares
2,000,000,000

F
o
l
l
o
w
i
n
g

t
h
e
a
f
o
r
e
s
a
i
d

r
e
c
l
a
s
s
i
f
i
c
a
t
i
o
n

o
f
s
h
a
r
e
s
a
s
s
e
t
f
o
r
t
h

i
n

A
r
t
i
c
l
e
S
E
C
O
N
D

h
e
r
e
t
o
,
t
h
e
C
o
r
p
o
r
a
t
i
o
n

w
i
l
l
b
e
a
u
t
h
o
r
i
z
e
d

t
o

i
s
s
u
e
t
w
o

b
i
l
l
i
o
n

(
2
,
0
0
0
,
0
0
0
,
0
0
0
)
s
h
a
r
e
s
o
f
c
o
m
m
o
n

s
t
o
c
k
,
a
l
l
o
f
w
h
i
c
h

h
a
v
e
a
p
a
r
v
a
l
u
e
o
f
o
n
e
t
e
n
t
h

o
f
o
n
e
c
e
n
t
(
$
0
..
0
0
1
)
p
e
r
s
h
a
r
e
,
w
i
t
h

a
n

a
g
g
r
e
g
a
t
e
p
a
r
v
a
l
u
e
o
f
$
2
,
0
0
0
,
0
0
0

c
l
a
s
s
i
f
i
e
d

a
s
f
o
l
l
o
w
s
:


CLASSES
SHARES
Federated Equity Income Fund, Inc. Class A Shares
   400,000,000
Federated Equity Income Fund, Inc. Class B Shares
   400,000,000
Federated Equity Income Fund, Inc. Class C Shares
   400,000,000
Federated Equity Income Fund, Inc. Class F Shares
   400,000,000
Federated Equity Income Fund, Inc. Institutional Shares
   400,000,000

Aggregate Authorized Shares
2,000,000,000

F
O
U
R
T
H
:
T
h
e
s
h
a
r
e
s
o
f
c
o
m
m
o
n

s
t
o
c
k

o
f
t
h
e
C
o
r
p
o
r
a
t
i
o
n

r
e
c
l
a
s
s
i
f
i
e
d

h
e
r
e
b
y

s
h
a
l
l
b
e
s
u
b
j
e
c
t
t
o

a
l
l
o
f
t
h
e
p
r
o
v
i
s
i
o
n
s
o
f
t
h
e
C
o
r
p
o
r
a
t
i
o
n
?
s
c
h
a
r
t
e
r
r
e
l
a
t
i
n
g

t
o

s
h
a
r
e
s
o
f
s
t
o
c
k

o
f
t
h
e
C
o
r
p
o
r
a
t
i
o
n

g
e
n
e
r
a
l
l
y

a
n
d

s
h
a
l
l
h
a
v
e
t
h
e
p
r
e
f
e
r
e
n
c
e
s
,
c
o
n
v
e
r
s
i
o
n

a
n
d

o
t
h
e
r
r
i
g
h
t
s
,
v
o
t
i
n
g

p
o
w
e
r
s
,
r
e
s
t
r
i
c
t
i
o
n
s
,
l
i
m
i
t
a
t
i
o
n
s
a
s
t
o

d
i
v
i
d
e
n
d
s
,
q
u
a
l
i
f
i
c
a
t
i
o
n
s
a
n
d

t
e
r
m
s
o
f
c
o
n
d
i
t
i
o
n

o
f
r
e
d
e
m
p
t
i
o
n

s
e
t
f
o
r
t
h

i
n

A
r
t
i
c
l
e
F
O
U
R
T
H
,
p
a
r
a
g
r
a
p
h

(
b
)
o
f
t
h
e
A
r
t
i
c
l
e
s
o
f
I
n
c
o
r
p
o
r
a
t
i
o
n

o
f
t
h
e
C
o
r
p
o
r
a
t
i
o
n
..

F
I
F
T
H
:
T
h
e
s
t
o
c
k

h
a
s
b
e
e
n

c
l
a
s
s
i
f
i
e
d

a
n
d

r
e
c
l
a
s
s
i
f
i
e
d

b
y

t
h
e
B
o
a
r
d

o
f
D
i
r
e
c
t
o
r
s
u
n
d
e
r
t
h
e
a
u
t
h
o
r
i
t
y

c
o
n
t
a
i
n
e
d

i
n

t
h
e
c
h
a
r
t
e
r
o
f
t
h
e
C
o
r
p
o
r
a
t
i
o
n
..

S
I
X
T
H
:
T
h
e
A
r
t
i
c
l
e
s
S
u
p
p
l
e
m
e
n
t
a
r
y

w
i
l
l
b
e
c
o
m
e
e
f
f
e
c
t
i
v
e
i
m
m
e
d
i
a
t
e
l
y

u
p
o
n

f
i
l
i
n
g

w
i
t
h

t
h
e
S
t
a
t
e
D
e
p
a
r
t
m
e
n
t
o
f
A
s
s
e
s
s
m
e
n
t
s
a
n
d

T
a
x
a
t
i
o
n

o
f
M
a
r
y
l
a
n
d
..

	I
N
WITNE
SS
WHERE
OF, the
Corporat
ion has
caused
these
presents
to be
signed in
its name
and on
its behalf
by its
President
and
witnesse
d by its
Executiv
e Vice
President
on
March
20,
2012.


The
undersig
ned,
President
and
Executiv
e Vice
President
of the
Corporat
ion,
hereby
acknowl
edge that
these
Articles
Supplem
entary
are the
act of the
Corporat
ion, and
that to
the best
of their
knowled
ge,
informati
on and
belief,
all the
matters
and facts
set forth
herein
with
respect
to the
authoriza
tion and
approval
hereof
are true
in all
material
respects
and that
this
statemen
t is made
under
the
penalties
of
perjury.

A
T
T
E
S
T:
FE
DE
RA
TE
D
EQ
UI
TY
IN
CO
ME
FU
ND
,
IN
C.


/s/
Jo
hn
W
..
M
c
G
on
igl
e
By:
/s/
J.
Chr
isto
phe
r
Do
nah
ue
Jo
hn
W
..
M
c
G
on
igl
e
J.
Chr
isto
phe
r
Do
nah
ue
Ex
ec
uti
ve
Vi
ce
Pr
esi
de
nt
Pre
side
nt









		US_ACTIVE-113710672.1-JWKULBAC 07/29/2013 3:29 PM